                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             Waste Recovery, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                              WASTE RECOVERY, INC.
                           309 SOUTH PEARL EXPRESSWAY
                              DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 14, 1995


To the Shareholders of Waste Recovery, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Waste Recovery, Inc. ("WRI") will be held on Monday, August 14, 1995, at 10:00 A.M., Dallas, Texas time at WRI's corporate offices at 309 South Pearl Expressway, Dallas, Texas for the following purposes:

1. To elect two directors to serve three years, and until their successors have been duly elected and qualified; and

2. To increase shares available for issuance under WRI's 1989 Stock Plan for Employees and limit individual grants thereunder; and

3. To approve the selection of Price Waterhouse as the independent accountants of WRI to serve for the fiscal year ending December 31, 1995; and

4. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on July 17, 1995, are entitled to notice of, or to vote at, the meeting or any adjournment(s) thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTPAID RETURN ENVELOPE ENCLOSED HEREWITH. In the event you are present at the meeting, you may disregard your proxy and vote in person.

                                        By Order of the Board of Directors,



                                                 JOHN E. COCKRUM
                                                 Secretary


Dallas, Texas
July 21, 1995

                              WASTE RECOVERY, INC.
                           309 SOUTH PEARL EXPRESSWAY
                              DALLAS, TEXAS 75201

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 1995

                            SOLICITATION OF PROXIES


         The accompanying proxy is solicited by the Board of Directors of Waste Recovery, Inc., a Texas corporation ("WRI" or the "Company"), for use at the Annual Meeting of Shareholders of WRI to be held in WRI's offices in Dallas, Texas at 10:00 a.m. local time on August 14, 1995, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitations of proxies may be made in person or by mail, telephone or telegram by directors, officers and other employees of WRI who will receive no special compensation for such services. WRI will also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of its common stock ("Common Stock") held of record by such persons, will furnish at its expense the number of copies thereof necessary to supply such material to all such beneficial owners, and will reimburse the reasonable forwarding expense incurred by such record owners. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by WRI. The Proxy Statement and form of proxy are being mailed to shareholders on or about July 21, 1995.

                         ANNUAL REPORT TO SHAREHOLDERS

         The Annual Report to Shareholders, covering the year ended December 31, 1994, including audited financial statements, is enclosed herewith. Unless otherwise specified herein, the Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                   FORM 10-K

         The Annual Report on Form 10-K for 1994 is contained in the Annual Report to Shareholders. Additional copies of the Form 10-K may be obtained by writing WRI at the above address, ATTN: John E. Cockrum, Corporate Secretary.

                         RECORD DATE; OUTSTANDING STOCK

         The close of business on July 17, 1995, is the record date ("record date") for determination of shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the record date, there were outstanding and entitled to be voted 10,607,979 shares of the Common Stock, no par value.

                              REVOCATION OF PROXY

         Granting a proxy does not preclude the right to vote in person, and a person may revoke his proxy by a signed notice in writing to the Secretary of WRI at any time before the proxy has been voted.

                           PROPOSALS OF SHAREHOLDERS

         Any proposal by a shareholder to be presented at WRI's Annual Meeting of Shareholders in 1996 must be received by WRI, attention Corporate Secretary, no later than December 19, 1995, in order to be eligible for inclusion in WRI's Proxy Statement and form of proxy used in connection with such meeting.

                                 QUORUM; VOTING

         Quorum and voting requirements are governed by Texas law, and WRI's articles of incorporation and bylaws. The presence, in person or by proxy, of the holders of a majority of the shares of WRI entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         On all matters submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each shareholder entitled to vote will have one vote for each share of Common Stock owned by him of record at the close of business on July 17, 1995. Unless otherwise provided herein, or by law, the vote of a majority of the shares of Common Stock present in person or represented by proxy shall decide all matters that may properly come before the meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

         Proxies in the accompanying form that are properly executed and returned will be voted at the meeting and any adjournment(s) thereof in accordance with the instructions given therein by the signatory shareholder. If no voting instructions are given, such proxy will be voted "FOR" Proposals 1, 2, and 3, and in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof according to the discretion of the appointed attorneys and proxies. Abstentions and broker non-votes will not be voted for or against a matter, but will be counted for the purpose of determining a quorum. The proxies will be tabulated by WRI's transfer agent who will forward them to WRI. The tabulations are transmitted by fax and phone to WRI's election judges, who verify the tabulation and conduct the final vote count of shares represented in person or by proxy. The Board of Directors ("Board") knows of no matters, other than the foregoing proposals, to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the attorneys and proxies named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters, and such persons may also, if they deem it advisable, vote such proxy to adjourn the meeting from time to time.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         At the close of business on July 17, 1995, there was a total of 10,711,739 shares of Common Stock, no par value, issued and 10,607,979 shares outstanding. At that date, to the knowledge of the management of WRI, no person owned of record or beneficially more than 5% of the outstanding Common Stock of WRI, except as set forth in the following table. Shares beneficially owned by the Kerr, Connors Group are estimated (see footnote no. 3 below). Unless indicated otherwise, shares are directly owned, are non-derivative, and each party has sole voting and investment power with respect to such shares.

                               Beneficial Owners of More than 5% of the Common
Stock of WRI

                                                                                       PERCENT OF
           NAME AND ADDRESS                    NUMBER OF SHARES                   OUTSTANDING SHARES(1)
           ----------------                    ----------------                   ---------------------
  Crandall S. Connors                             2,441,606(2)                             20.6%
  108 Forest Avenue
  Locust Valley, New York 11560

  Kerr, Connors Group(3)                          2,441,606                                20.6%
  108 Forest Avenue
  Locust Valley, New York  11560


(1) Outstanding shares for the purpose of calculating these percentages do not include shares held by or for the account of WRI, but include shares which can be acquired within sixty (60) days by the exercise of stock options or conversion of WRI's 10% Convertible Subordinated Debentures ("Debentures").

(2) Includes 580,710 shares directly held, and 185,049 shares of which Mr. Connors has shared voting or dispositive power. Mr. Connors is a member of the Kerr, Connors Group (see following footnote). Includes 1,675,847 shares held by other members of the Kerr, Connors Group with respect to which he disclaims beneficial ownership.

(3) During November, 1994, WRI received an amended Schedule 13D whereby Kerr, Connors & Co., its partners John C. Kerr and Crandall S. Connors, and certain other persons (the "Kerr, Connors Group"), filed with the Securities and Exchange Commission as a group. Such Schedule 13D stated that the reporting persons had reached an oral arrangement of unspecified duration with respect to the voting and transfer of such stock. The ownership reported is based in part on such Schedule 13D and independent information of WRI, but because of WRI's recent rights offering to shareholders, the reported ownership is an estimate. Messrs. Kerr and Connors, and certain other members of such group, were partners in KCT Associates, Ltd., a limited partnership which was the limited partner of Waste Recovery Partners, Ltd., of which WRI was a general partner. Kerr, Connors & Co. was retained 1991 and 1993 as financial advisors to WRI. Steven E. MacIntyre, a director of WRI, is also a member of this group. For more detail regarding such partnerships and Kerr, Connors & Co., see Certain Relationships and Transactions below. The address is that of Kerr, Connors & Co., and not of all members of such group.

          PREFERRED STOCK - As of the record date, WRI had issued 203,580 shares of its 7% Cumulative Preferred Stock, which is non-voting except in limited circumstances required by statute.

         The following table shows all shares of WRI Common Stock beneficially owned, directly or indirectly, by each member or nominee to the Board of Directors, and certain executive officers, individually, and by all directors and executive officers as a group.

              Common Stock Beneficially Owned as of July 17, 1995

                                                                                 PERCENT OF OUTSTANDING
                 NAME                           NUMBER OF SHARES                       SHARES(10)
                 ----                           ----------------                       ---------
  Crandall S. Connors                               2,441,606(1)                           20.6%
  Roger W. Cope                                        39,227(2)                            0.3%
  Michael C. Dodge                                    296,736(3)                            2.5%
  Thomas L. Earnshaw                                  139,495(4)                            1.2%
  Steven E. MacIntyre                               2,441,606(5)                           20.6%
  Allan Shivers, Jr.                                  421,822(6)                            3.6%
  Robert L. Thelen                                    137,598(7)                            1.2%
  W. David Walls                                       33,020(8)                            0.3%
  Directors & Executive Officers as                 3,533,096(9)                           29.8%
    a Group (10 persons)




(1) Includes 580,710 shares directly held, and 185,049 shares of which Mr. Connors has shared voting or dispositive power. Mr. Connors is a member of the Kerr, Connors Group (see Beneficial Owners of More than 5% of the Common Stock of WRI above). Includes 1,675,847 shares held by other members of the Kerr, Connors Group with respect to which he disclaims beneficial ownership.

(2) Includes 21,727 shares held directly, and 17,500 shares issuable by upon exercise of stock options.

(3) Includes 279,236 shares held directly, and 17,500 shares issuable upon exercise of stock options.

(4) Includes 39,495 shares held directly, and 100,000 shares issuable upon exercise of stock options.

(5) Includes 205,288 shares held directly, 37,010 shares issuable upon conversion of Debentures, and 2,199,308 shares held by other members of the Kerr, Connors Group regarding which he disclaims beneficial ownership.

(6) Includes 204,322 shares held directly, and 217,500 shares issuable upon exercise of stock options.

(7) Includes 83,098 shares held directly, 4,500 shares held of record by his wife, and 50,000 shares issuable upon exercise of stock options.

(8) Includes 30,520 shares held directly, and 2,500 shares issuable upon exercise of stock options.

(9) Includes 420,000 shares representing stock options, 222,059 shares issuable upon conversion of Debentures, and 2,441,606 shares held by the Kerr, Connors Group, of which Messrs. Connors and MacIntyre are members (see footnotes 1 and 5 above).

(10) Outstanding shares for the purpose of calculating these percentages do not include shares held by or for the account of WRI, but include shares which can be acquired within sixty (60) days by the exercise of stock options or conversion of Debentures. Except as otherwise indicated in this table, shares are directly owned, and unless indicated to the contrary the owner has sole voting and investment power.

                             ELECTION OF DIRECTORS

         At the Annual Meeting, two directors are to be elected as Class C directors to serve three years, and until their successors shall have been elected and qualified. Under WRI's Articles of Incorporation, its directors are divided into three classes, as equal in number as possible, such that approximately one-third are up for election each year. Directors of the class with terms expiring are elected for three years. Unless otherwise specified, the persons named in the enclosed proxy will vote for the election of the persons named below as nominees. While management has no reason to believe that any of the nominees will be unable to serve, if for any reason any of the nominees should become unavailable, proxies will be voted for a substitute nominee selected by the Board of Directors. The election of directors requires the affirmative votes of the holders of a majority of the Common Stock present in person or represented by proxy at the meeting.

                                                         NOMINEES
          NAME               AGE                     PRINCIPAL OCCUPATION                   DIRECTOR SINCE
          ----               ---                     --------------------                   --------------
 Roger W. Cope               54        President and Chief Operating Officer of Lone
                                       Star Casino Corporation, Las Vegas, Nevada                1983

 Allan Shivers, Jr.          49        Chairman of WRI and Private Investor, Austin,
                                       Texas                                                     1984

         The By-laws of WRI call for a total of eight directors. Mr. Cope and Mr. Shivers are standing for re-election by the shareholders. There are no family relationships between any WRI nominee, director or executive officer.

                               Board of Directors

                                                                                                   DIRECTOR
  Name                       Class       AGE                  PRINCIPAL OCCUPATION                  SINCE
  ----                       -----       ---                  --------------------                  -----
  Crandall S. Connors         B           47      Partner with the investment banking firm            1994
                                                  of Kerr, Connors & Co., Locust Valley, New
                                                  York office

  Roger W. Cope*              C           54      President and Chief Operating Officer of            1983
                                                  Lone Star Casino Corporation, Las Vegas,
                                                  Nevada

  Michael C. Dodge *          B           52      Chairman of the law firm of Dodge                   1983
                                                  Associates, P.C., in Dallas, Texas

  Thomas L. Earnshaw          A           40      President and Chief Executive Officer of            1990
                                                  WRI

  Steven E. MacIntyre         B           42      Investment banker with D. H. Troob &                1994
                                                  Company, a licensed broker/dealer in New
                                                  York City

  Allan Shivers, Jr.          C           49      Chairman of WRI and Private Investor,               1984
                                                  Austin, Texas

  Robert L. Thelen            A           56      Executive Vice President - Engineering of           1990
                                                  WRI

  W. David Walls *            A           51      Chairman, Inside Communications, Inc.               1986
                                                  Boulder, Colorado


*  Member of the Compensation Committee

         Mr. Crandall S. Connors has been a general partner in the investment banking firm of Kerr, Connors & Co. since its formation in 1990. Previously, he was a partner with the NYSE member firm of Shields & Co. since 1987, where he was president of its real estate subsidiary. From 1976 to 1986, he was co-founder and CEO of Connors, Sternlieb & Co., specializing in real estate and oil & gas syndications. Prior to such time, he had served since 1970 in various management positions with Citicorp N.A. His nomination for the Board in 1994 was pursuant to an understanding arising from his affiliations with KCT Associates, Ltd. and with the Company's financial advisors.

         Mr. Roger W. Cope has been President and a director of Lone Star Casino Corporation of Las Vegas, Nevada since January of 1993. Previously, he was Director-Strategic Planning for the Litton Applied Technology Division of San Jose, California from April 1991 until December 1992. In 1986 he formed 700 South Peters Corp., a real estate development firm located in New Orleans of which he was owner and President. From 1981 until 1991 he was President of Cope Development Corp., a consulting company.

         Mr. Michael C. Dodge is an attorney in Dallas, Texas where he has practiced law for more than fifteen years. In addition to practicing law, Mr. Dodge is a director of Auto Wax Company, Inc., of Stirling Cooke North American Holdings, Ltd., and of Stirling Cooke Texas, Inc.

         Mr. Thomas L. Earnshaw was elected President and Chief Executive Officer of the Company in March 1990. Mr. Earnshaw worked for Peat, Marwick, Mitchell & Co., and in the retail business, before joining the Company when it was founded in 1982. Mr. Earnshaw was elected Vice President - Operations in 1985 and Executive Vice President - Operations in 1987.

         Mr. Steven E. MacIntyre has worked as an investment banker since 1981. He is Managing Director of D.H. Troob & Company, a licensed broker/dealer, where he has worked for five years. Prior to joining D.H. Troob & Company, he was a partner with Rector Street Capital Partners, Inc., investment bankers, for approximately two years. His nomination for the Board in 1994 was pursuant to an understanding arising from his affiliations with KCT Associates, Ltd. and with the Company's financial advisors.

         Mr. Allan Shivers, Jr. was elected Chairman of the Board of Directors
of the Company in April 1990.   He served as Chairman of Texas State Chamber of
Commerce in 1993, and for over five years has been a partner or officer of several agricultural, mineral leasing, and real estate enterprises. He is Chairman of the Seton Fund and trustee for the Institute for Rehabilitation and Research.

         Mr. Robert L. Thelen is one of the Company's original founders, joining in 1982. He was elected Vice President - Engineering of the Company in 1989, and Executive Vice President-Engineering in 1991. He is responsible for the design and improvement of plant equipment, plant construction, and technical assistance to customers.

         Mr. W. David Walls spent twelve years in the investment banking business, ten years of which were with Wood, Gundy, Inc. and two years with the Company's original underwriters, Balis Zorn & Gerard, Inc. In September, 1987, he went into business for himself as a private investor, and in August, 1988, became Chairman of Inside Communications, Inc., a publishing company.

         The Board of Directors held eight meetings in 1994, including three regular meetings. No director failed to attend 75% of the Board or applicable committee meetings in 1994. The Board appointed a Compensation Committee in 1995 consisting of Messrs. Cope, Dodge and Walls. Among its duties are executive compensation, and the administration of the stock plans of the Company, including determination of the grantees, amount of the grants and the purchase price, if any. This committee was previously designated as the Stock Option Committee with duties limited to stock plan administration, and it did not meet in 1994.

         COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.   As a company
registered under Section 12 of the Securities Exchange Act of 1934, the executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock have reporting requirements pursuant to Section 16(a) of such act. Based on available information, the Company believes that the following reporting delinquencies occurred with respect to fiscal year 1994. Steven E. MacIntyre was late in filing a Form 3; each of Crandall S. Connors, Anthony LaSalla, Richard Schiff and La Schiff Partners were late in filing a Form 4. All of the Form 4s involved the same transaction.

                             EXECUTIVE COMPENSATION

         Please refer to Item 11, Executive Compensation, of WRI's 1994 Annual Report to Shareholders which accompanied this Proxy Statement. Such item includes a Summary Compensation Table, information on Stock Options and Stock Appreciation Rights, WRI's 1989 Stock Plan for Employees, WRI's 401K plan, Compensation of Directors, and Compensation Committee Interlocks and Insider Participation.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Prior to 1995, WRI had no standing compensation committee, and all such decisions were made by the full Board with interested executive officers absenting themselves from deliberation and voting on such matters. At the March 14, 1995 regular Board meeting, the Stock Option Committee was redesignated as the Compensation Committee and its responsibilities expanded to cover all executive compensation. For most of 1994, WRI only had three executive officers, with a fourth executive officer, the Chief Financial Officer, joining WRI at the end of the year. Because of the small size of both the Company and its executive staff, WRI does not have a highly structured compensation policy. In order to have sufficient cash flow to meet operational needs, and to reward executives commensurate with WRI's success, WRI has emphasized stock options as a form of compensation. During 1994, the only increases in salary for executive officers were (i) an increase in the salary of the CEO, Mr. Earnshaw, from $75,000 to $100,000, and (ii) an increase in the salary of Robert L. Thelen from

$62,000 to $75,000. No executives received a bonus in 1994. Executive officers of WRI are evaluated on the basis of both their individual
performance, as well as WRI's performance.   The Chairman is evaluated on his
leadership of the Board, and is paid a consulting fee for his time spent on WRI business, which includes legislative and regulatory matters. Mr. Thelen is evaluated for his engineering expertise and its application, as he is responsible for equipment design and improvement, plant construction, and technical assistance to customers. The CEO's compensation is generally based on factors related to his leadership of WRI, as well as his specific accomplishments and the performance of WRI. At the March 23, 1994 Board meeting, using the recommendations of an ad hoc committee of outside directors, the Board approved the above salary increases for Mr. Earnshaw and Mr. Thelen, but conditioned them upon the successful closing of a bond financing to build two new plants in Illinois. This $8.875 million financing of Waste Recovery - Illinois, a partnership of which WRI is the manager, was successfully closed in September 1994. This financing was a specific goal that was critical to WRI's expansion plans in the Midwest, and enabled it to fulfill a very significant supply contract. As a cashless means of rewarding both past and future performance, in 1993 Messrs. Earnshaw and Thelen were granted stock options aggregating 85,000 shares and 35,000 shares respectively, of which 30,000 and 10,000 share options, respectively, replaced options that expired in 1993 unexercised. Although no stock options were granted in 1994, this performance-based compensation is considered an important component of executive compensation.

         The Omnibus Budget Reconciliation Act of 1993 has limited the deductibility from corporate income of certain executive compensation in excess of $1 million per year starting in 1994. Because of the relatively modest compensation level of WRI's executive salary structure, this would not be an issue except that stock options theoretically have no upper limit for appreciation. The Board of Directors of WRI is recommending to shareholders at this Annual Meeting amendments to the Company's existing employee stock plan that will allow executive compensation arising under this plan to be deductible under this act. The Board of Directors intends to further study the issue, and will take additional action to be exempt from such deduction limits if it deems this to be in the best interest of the shareholders of WRI.


        Crandall S.  Connors      Roger W. Cope            Michael C. Dodge

        Thomas L. Earnshaw        Steven E.  MacIntyre     Allan Shivers, Jr.

        Robert L. Thelen          W. David Walls

         PERFORMANCE GRAPH. The following graph compares the changes in value of $100 invested 5 years ago in WRI Common Stock with that of a like investment in the NASDAQ Market Index and an industry group composed of companies in the refuse systems SIC code. This industry group includes companies much larger than WRI with significantly different purposes, such as Browning-Ferris and Waste Management, but was the closest peer group to that of WRI for which statistics could be reasonably obtained. To the knowledge of WRI, there are no companies in such industry group whose primary business is scrap tire recycling. Likewise, NASDAQ was the closest broad market index for which statistics were available to WRI. WRI was delisted from NASDAQ in 1990 for failing to meet its capital and surplus requirements. The year-end values of each investment are calculated by adding dividends, if any (and assuming reinvestment thereof), to the difference between the Common Stock price at the beginning and end of the measurement period, and dividing such sum by the price at the beginning of the measurement period. The calculations used in plotting the graph are also set out below.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                 OF WRI, INDUSTRY GROUP AND NASDAQ MARKET INDEX



                                    [GRAPH]


  Measurement Period
 (Fiscal Year Covered)         Waste Recovery, Inc.  Industry Index    NASDAQ Market Index
1989                                  100.00             100.00              100.00
1990                                  122.68              89.42               81.12
1991                                   74.23              93.52              104.14
1992                                  109.28              88.27              105.16
1993                                   28.87              64.21              126.14
1994                                   35.05              60.44              132.44



                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         This subject matter is discussed under Item 13 of the Company's 1994 Annual Report to Shareholders which accompanied this Proxy Statement, and reference is made to such Item 13.

         PROPOSAL TO INCREASE SHARES RESERVED UNDER THE WRI 1989 STOCK
           PLAN FOR EMPLOYEES AND LIMIT INDIVIDUAL GRANTS THEREUNDER

         The shareholders are being requested to make two amendments to the WRI 1989 Stock Plan for Employees (the "Plan") which was approved by WRI's shareholders at the 1989 Annual Meeting. Under the Plan, employees may receive grants of nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), or restricted stock. In 1989, a total of 550,000 shares of WRI Common Stock were reserved for issuance under the Plan. The purpose of the Plan is to provide incentive for key employees to continue their services at WRI, to increase the employees' interest in WRI, and to provide a means through which WRI may attract able persons to its employ. Currently, there are approximately 68 employees eligible to participate in the Plan. The proposed Plan amendments before the shareholders are:

         (1) Subject to shareholder approval, the Board has approved the reservation of an additional 1,000,000 shares of Common Stock for issuance under the Plan, which would bring the total number of shares of Common Stock reserved for issuance since inception of the Plan to 1,550,000. The amendment to increase the number of shares reserved is necessary because of the growth of WRI. In 1989, WRI had approximately 80 employees. Today, WRI and its affiliates have approximately 200 employees, and WRI continues to evaluate worthy expansion opportunities. Moreover, almost all of the shares reserved under the Plan have been granted.

         (2) The second amendment to the Plan deals with the deductibility of executive compensation. The Omnibus Budget Reconciliation Act of 1993 placed limits on the deductibility from corporate income of certain executive compensation in excess of one million dollars per year starting in 1994. Because of the relatively modest compensation level of WRI's executive salary structure, this would not be an issue except that stock options and SARs conceivably have no upper limit for appreciation. The Internal Revenue Service has promulgated regulations whereby certain performance-based compensation is exempt from the limitations on deductibility. These regulations provide that awards of stock options and SARs offered at fair market value pursuant to a shareholder approved plan that sets a maximum limit on the number of shares that can be granted to a plan participant during a specified period of time are exempt from the limitations on deductibility.
         Since the Plan has already been approved by the shareholders, in order for such grants issued to WRI executives at fair market value to be exempt from the limits on deductibility, the Plan must be amended to add such an annual limitation. If this proposal is approved, the following Section will be added to the Plan:

                 26. LIMIT ON GRANTS. The maximum number of shares of Common Stock with respect to which grants of stock options and stock appreciation rights can be made to any one participant in a calendar year is 300,000.

Benefits of the Amended Plan

         The benefits pursuant to an amended Plan to various persons and groups cannot be determined at this time. During 1994, no grants of stock options were made by WRI to any person. Consequently, neither the CEO, Mr. Earnshaw, or other employees, current executive officers, current non-employee directors, nominees for election as director, or any associates of such persons, received stock option grants that year. To date, no awards of SARs or restricted stock have been made pursuant to the Plan. The fair market value of WRI's Common Stock was $1.75 as of July 7, 1995.

Summary of Plan

         The Plan provides for the granting of incentive stock options ("ISOs"), nonqualified stock options, SARs and restricted stock to selected employees. Originally, a total of 550,000 shares of WRI Common Stock were reserved for issuance from either the authorized but unissued, or treasury stock of WRI.

         Administration   The Plan has been administered by the Stock Option
Committee (now the Compensation Committee and hereinafter called the "Committee") comprised of disinterested directors. The Committee has full and final authority, subject to the provisions of Plan, to determine the number of shares granted, the recipients, and other terms not inconsistent with the Plan. During the employee's lifetime, options and SARs granted to an employee may be exercised only by that employee. The Board may amend the Plan, subject to limitations set forth below.

         Stock Options    By the terms of the Plan, no options can be granted
for more than a 10 year term, and all ISOs must meet the requirements of
Section 422 of the Internal Revenue Code. The aggregate fair market value on the date of grant of an ISO shall not exceed $100,000 in the year in which the options are first exercisable. ISOs will not be granted to any individual, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of WRI stock, unless the option price is at least 110% of the fair market value and the option is not exercisable more than five years from the date of grant. No option can be granted at a price of less than 50% of the fair market value of WRI's Common Stock on the date of grant, and
ISOs must be 100% thereof.   Fair market value is determined by the Committee
using any reasonable valuation method. Payment for shares upon exercising an option, or purchasing restricted stock, shall be made in full at the time, in cash, or at the Committee's discretion, in Common Stock of WRI owned by the participant, valued as of the close of business, on the immediately preceding business day, and such other forms of consideration, or any combination of the foregoing, having the current value equal to the option or purchase price as may be suitable to the Committee.

         Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution. Each option granted typically requires the employee to remain in the continuous employ of WRI from the date of grant until the right to exercise accrues. Options are exercisable at such times and in such amounts as determined by the Committee, and the right to purchase is cumulative.

         Stock Appreciation Rights   SARs may be granted only to the extent
that the aggregate number of units covered by all SARs granted does not exceed the number of shares available under the Plan. An SAR shall entitle the grantee thereof to receive cash from WRI upon exercise of such SAR equal to the increase of (i) the fair market value of the Common Stock of WRI on the date of exercise, times the number of units with respect to which the SAR is then being exercised, over (ii) the fair market value of the Common Stock of WRI on the day such SAR was awarded, times the number of units with respect to which the SAR is then being exercised.

         Restricted Stock   A restricted stock grant typically is a transfer,
either with or without consideration, of stock having certain restrictions. Usually the grantee will have all indices of ownership, such as the right to vote and receive dividends, if any, except that the stock is subject to forfeiture under certain conditions, and frequently disposition or transfer of ownership cannot be made until the restrictions lapse. Subject to the provisions of the Plan, the Committee has full and final authority to determine terms and conditions of each restricted stock grant including specification of
(a) the consideration to be received by WRI, if any, (b) the nature and extent of restrictions upon disposition of shares acquired, (c) the circumstances under which all or part of any shares acquired pursuant to grants may be required to be forfeited and surrendered to WRI, and the consideration, if any, to be paid by WRI for any such shares forfeited and surrendered, and (d) the extent and times of lapse of such restrictions or risks of forfeiture.

         Amendments   The Plan may be amended by the Board of Directors of WRI
without the approval of its shareholders, except that any amendment that would cause the Plan to no longer be in compliance with Rule 16b-3 of the Securities Exchange Act of 1934, or its successor rule or regulation, must be approved by the shareholders. Consequently, amendments to the Plan made without shareholder approval cannot materially increase benefits to executive officers, modify eligibility requirements, increase the authorized securities, or increase costs to WRI.

         Share Adjustment   The number of shares subject to any outstanding
stock option or SAR, and the number of shares reserved for issuance under the Plan, are subject to adjustment for stock splits, stock dividends, corporate reorganizations, recapitalizations, combinations, mergers or other events involving a change in the number and kind of the outstanding Common Stock of WRI.

Tax Features

         Under federal income tax laws as presently in effect, an employee will not recognize taxable income upon the grant of an option under the Plan, or upon exercise of an ISO; however, the excess of the fair market value over the option price of stock received upon exercise of an ISO will be a tax preference item for purposes of determining the employee's alternative minimum tax. Generally, if stock acquired upon exercise of an ISO is disposed of by an employee within two years after the option is granted, or within one year after the option is exercised, the employee will then recognize ordinary income in an amount equal to the excess of the value of the shares at the time the option is exercised over the option price, or, if less, the excess of the amount received by the employee on the disposition of such shares over the option price. Any excess of the amount received on the disposition of the shares over the value of such shares at the time the option is exercised will be taxed to the employee as a capital gain. WRI will be allowed an income tax deduction equal to the amount of any ordinary income so recognized by the employee. If the employee disposes of this stock subsequent to the applicable holding periods, any gain recognized on such disposition will be taxable as capital gain, and WRI will not be entitled to any income tax deduction in respect of such disposition.

         Upon exercise of a nonqualified option, the employee generally will realize taxable income in an amount equal to the excess of the fair market value of the shares purchased, at the time of exercise, over the option price.

         Ordinarily, the recipient of a restricted stock grant will not recognize taxable income until such time as the restrictions lapse. Upon lapse of the restrictions, the grantee will recognize ordinary income equal to the then fair market value of the shares. The Internal Revenue Code permits the grantee to elect upon receipt of a restricted stock grant to recognize ordinary income at the current fair market value. Cash received under an SAR will be ordinary income in the year of receipt.

         An employee's tax basis for shares acquired upon exercise of a nonqualified option or under a restricted stock grant will generally be the fair market value of the shares on the date their acquisition is taxable to the employee and the holding period for tax purposes of such shares will commence on such date.

         With respect to an SAR, or shares acquired under a restricted stock grant or from the exercise of a nonqualified option for which an employee recognizes ordinary income, WRI will be allowed an income tax deduction equal to the amount of related ordinary income of the employee in the taxable year so recognized. Such ordinary income is subject to the withholding provisions of the Internal Revenue Code.

Board Recommendation

         The Board considers awards under the Plan to be an important part of employee compensation as they give employees a direct interest in the financial success of WRI. Moreover, no cash outlay is required by WRI at the time of these grants. The proposed amendments to the Plan will also enhance executive compensation. The Board feels that executives who have a significant investment through shares of WRI can better represent the viewpoint of other shareholders whom they are charged with representing. Approval of this proposal to increase the number of shares under the WRI 1989 Stock Plan for Employees, and limit individual grants thereunder, requires the affirmative vote of a majority of the Common Stock present in person or by proxy, at the meeting. Shareholders must vote either for both amendments, or against both of them, or abstain, as both amendments comprise a single proposal. If this proposal is not approved, no awards for additional shares will be made beyond the existing Plan authorization. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

            PROPOSAL TO APPROVE SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has designated Price Waterhouse LLP to serve as independent public accountants of WRI for the fiscal year ending December 31, 1995, subject to approval by WRI's shareholders. Price Waterhouse LLP has conducted WRI's audit since 1992. Price Waterhouse LLP will have a representative at the meeting, and does not intend to make a statement, but will be available for questioning.

         Approval of the selection of Price Waterhouse LLP as independent public accountants for WRI for the 1995 fiscal year requires the affirmative vote of a majority of the Common Stock present, in person or by proxy, at the meeting. THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                 OTHER MATTERS

         The management of WRI is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the meeting. If any other matters should properly come before the meeting, the persons authorized under management's proxies shall vote and act with respect thereto according to their best judgment.

                           INCORPORATION BY REFERENCE

         At certain places in this Proxy Statement, you have been requested to refer to specified items in WRI's 1994 Annual Report to Shareholders which is furnished herewith. Accordingly, Items 11 and 13 of the Annual Report to Shareholders are incorporated by reference herein.



                                           JOHN E. COCKRUM
                                           Secretary
Dated: July 21, 1995

                              WASTE RECOVERY, INC.
                         1989 STOCK PLAN FOR EMPLOYEES

Effective March 6, 1989, the Board of Directors of Waste Recovery, Inc. (the "Company") adopted the following 1989 Stock Plan for Employees:

1. PURPOSE. The purpose of this plan is to provide certain key employees of the Company, and its Subsidiaries, with proprietary interest in the Company through the granting of an option, stock, or other stock right which will:

        (a) increase the interest of the employees in the Company's welfare;

        (b) furnish an incentive to the employees to continue their services for the Company; and

        (c) provide a means through which the Company may attract able persons to enter its employ.

2. DEFINITIONS. For the purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        (a) "Plan" means this Waste Recovery, Inc. 1989 Stock Plan for Employees, as amended from time to time.

        (b)      "Company" means Waste Recovery, Inc., a Texas corporation.

        (c) "Board" means the Board of Directors of the Company, or the committee or person it appoints as its duly authorized representative. A majority of the Board, and a majority of its directors exercising discretion pursuant to this Plan, shall consist of directors that are not, and for one year prior to exercising any discretion, have not been eligible for selection as a person to whom Options, Restricted Stock Grants, or SARs may be allocated or granted under this Plan, or any other plan of the Company or its subsidiaries entitling participants to acquire stock, stock options or rights relating thereto. The same such criteria shall apply to all members of a committee to which the Board delegates authority hereunder.

        (d) "Common Stock" means the Common Stock which the Company is currently authorized to issue, or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).

        (e) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporation.

        (f) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        (g) "Option Period" means the period during which an Option may be exercised.

        (h) "Option" or "Options" mean Incentive Stock Options, nonqualified stock options, or other stock options granted pursuant to this Plan.

        (i) "Incentive Stock Option" means a stock option granted pursuant to Section 422A of the Internal Revenue Code.

        (j) "Stock Appreciation Right" ("SAR") means the stock appreciation right granted pursuant to this Plan.

        (k) "Restricted Stock Grant" means a restricted stock grant made pursuant to this Plan.

3.      ADMINISTRATION.  The Plan will be administered by the Board.

4. PARTICIPANTS. The Board shall, from time to time, select the particular employees of the Company and its Subsidiaries to whom Options, Restricted Stock, or SARs are to be granted, and who will, upon such grant, become participants in the Plan.

5. STOCK OWNERSHIP LIMITATION. No Incentive Stock Option may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its





                                    Page - 1

        Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock subject to the Option at the time the Option is granted, and the Option is not exercisable more than five years from the date it is granted.

6. SHARES SUBJECT TO PLAN. The Board shall reserve for the purposes of this Plan 550,000 shares of Common Stock of the Company, which number shall be for grants of Options, Restricted Stock and SARs pursuant to this Plan ("grants"), but this number may be adjusted, if deemed appropriate by the Board, as provided in paragraph 15 hereof. Shares for grants hereby may be made available from either authorized but unissued Common Stock or Common Stock held by the Company as treasury stock. Shares which by reason of the expiration of an Option or Restricted Stock grant, or otherwise, are no longer subject to purchase pursuant to this Plan, may be re-offered under this Plan.

7. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time Incentive Stock Options are granted by the Board) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all Plans of the Company, its Parent or Subsidiaries) shall not exceed $100,000.

8. ALLOTMENT OF SHARES. The Board shall determine the number of shares of Common Stock to be offered from time to time by grant of Restricted Stock, SARs or Options to employees of the Company or its Subsidiaries. Such a grant to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant under this Plan.

9. GRANT OF OPTIONS. All Options under this Plan shall be granted by the Board. The grant of Options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board, but not inconsistent with this Plan, including provisions which may be necessary to assure that an Incentive Stock Option qualifies under Sec. 422A of the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Board. This Plan shall be submitted to the Company's stockholders for approval within 12 months before or after the date this Plan is adopted by the Board. The Board may grant Options, Restricted Stock, or SARs under this Plan prior to the time of stockholder approval, which grants will be effective when made, but if for any reason the stockholders of the Company do not approve this Plan within one year from the date of adoption of this Plan by the Board, all grants made under this Plan will be terminated and of no effect, and no Option, Restricted Stock Grant or SAR may be exercised in whole or in part prior to such stockholder approval.

10. OPTION PRICE. Except as otherwise provided herein, the Board may set any Option price per share, at its discretion, but in no event shall the Option price be less than fifty percent (50%) of the fair market value of the Common Stock on the date of grant. For Incentive Stock Options, the option price per share shall not be less than 100% of the fair market value per share of the Common Stock on the date the Incentive Stock Option is granted. The Board shall determine the fair market value of the Common Stock on the date of grant, and shall set forth the determination in the Incentive Stock Option agreement, using any reasonable valuation method. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

11. OPTION PERIOD. The Option Period will begin on the date the Option is granted, which will be the date the Board authorizes the Option, unless the Board specifies a later date. No Option may terminate later than ten (10) years from the date the Option is granted. The Board may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine. The Board may provide for termination of the Option in the case of termination of employment or any other reason.

12. OPTION RIGHTS IN EVENT OF DEATH. If a participant dies prior to termination of his right to exercise an Option in accordance with the provisions of his stock option agreement without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the participant on the date of the participant's death, by the participant's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the participant, provided the Option is exercised prior to the date of its expiration or 180 days after the date of the participant's death, whichever first occurs.

13. PAYMENT. Payment for shares purchased upon exercising an Option, or purchasing Restricted Stock, shall be made in full at the time of exercise or purchase, in cash, or, in the Company's discretion, in Common Stock of the Company owned by the participant, valued as of the close of business on the immediately preceding business day, in such other forms of consideration having a current value equal to the option or purchase price as may be suitable to the Board, or any combination of the foregoing. With respect to Options, no shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.





                                    Page - 2

14. EXERCISE OF OPTION. Options granted under this Plan may be exercised during the Option Period, at such time, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an Option be exercised or shares of Common Stock be issued pursuant to an Option if any necessary listing of the shares on a stock exchange has not been accomplished.

15. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. In the event that a dividend or stock split shall be hereinafter declared upon the Common Stock of the Company, payable in shares of Common Stock of the Company, the number of shares of Common Stock then subject to any such Option and the number of shares reserved for issuance pursuant to the Plan, but not yet covered by an Option or a grant, shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining shareholders of the Company entitled to receive such stock dividend or stock split. In the event that the outstanding shares of Common Stock of the Company shall be changed into or exchanged for a different number of kind of shares of stock or other securities of the Company, or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan, but not yet covered by an Option or other grant, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified in this paragraph 15, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan, but not yet covered by an Option or other grant, and of the shares then subject to an Option or Options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and each option agreement pursuant thereto. In the case of any substitution or adjustment as provided in this paragraph 15, the option price in each such stock option agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this paragraph 15. No adjustment or substitution provided for in this paragraph 15 shall require the Company in any stock option agreement to sell a fractional share, and the total substitution or adjustment with respect to each such stock option agreement shall be limited accordingly.

16. NON-ASSIGNABILITY. Options, SARs, or any similar right may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, Options and SARs granted to a participant may be exercised only by that participant.

17.     SARS.

        (a) Subject to the provisions of the Plan, the Board shall have full and final authority to determine the persons to whom SARs shall be granted, the number of units to be covered by each SAR, and the other terms and conditions of each particular SAR, including, without limitation, provisions specifying the time and extent to which each particular SAR (or any portion thereof) may be exercised. SARs may be granted hereunder only to the extent that the aggregate number of units covered by all SARs granted hereunder does not exceed the number of shares specified in paragraph 6 hereof (with regard to any adjustment under paragraph 15 hereof). The term "all SARs granted hereunder" shall not include any SARs that expire or are terminated unexercised as to any units covered thereby, but such term shall include any SARs that have been exercised, including SARs cancelled because of the exercise of a tandem stock option/SAR.

        (b) An SAR shall entitle the grantee thereof to receive cash from the Company upon exercise of such SAR equal to the increase of
                 (i) fair market value of the Common Stock of the Company on the principal stock exchange upon which it is traded (or the NASDAQ) on the date of exercise, or, if there is no such fair market value on such date, the fair market value of such stock on such exchange (or the NASDAQ) on the last preceding day on which there was such a fair market value, times the number of units with respect to which the SAR is then being exercised, over (ii) the fair market value of the Common Stock of the Company on the principal stock exchange (or the NASDAQ) upon which it is traded on the day such SAR was awarded, or, if there was no such fair market value on such day, the fair market value of such stock on such exchange (or NASDAQ) on the date last preceding such day on which there was such a fair market value, times the number of units with respect to which the SAR is then being exercised, subject to, and reduced by, all applicable withholding and similar taxes. Adjustments shall be made in SAR units, and the fair market values thereof, in accordance with paragraph 15 hereof.





                                    Page - 3

        (c) A tandem Incentive Stock Option/SAR, where the Incentive Stock Option and the SAR are granted together and the exercise of one affects the right to exercise the other, may be granted only if the SAR meets the following requirements:

                 (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;

                 (ii) the SAR may be for no more than 100 percent of the difference between the exercise price of the underlying Incentive Stock Option and the market price of the stock subject to the underlying Incentive Stock Option at the time the SAR is exercised;

                 (iii) the SAR is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

                 (iv) the SAR may be exercised only when the underlying Incentive Stock Option is eligible to be exercised;

                 (v) the SAR may be exercised only when the market price of the stock subject to the underlying Incentive Stock Option exceeds the exercise price of such Option; and

                 (vi) Neither the SAR nor any tandem stock option shall be exercised during the first six months after their grant, except that this limitation shall not apply in the event of disability of the participant prior to the expiration of the six month period.

        (d) Any election by an officer or director to exercise all or part of an SAR for cash, shall be made during the "window period" beginning on the third business day following the date of release to the public of the Company's financials and ending on the twelfth business day following such date.

18. RESTRICTED STOCK GRANTS. Subject to the provisions of the Plan, the Board shall have full and final authority to determine the persons to whom Restricted Stock Grants shall be made, the number of shares to be granted in each case, the consideration to be received by the Company for the issuance or transfer of shares, and the other terms and conditions of each particular grant including, without limitation, provisions, in all cases consistent with the terms of the Plan, (a) specifying the consideration to be received by the Company for shares to be granted pursuant to the Plan, provided that the purchase price, if any, shall be no more than 50% of the fair market value of the underlying stock on the date of grant, (b) imposing, and specifying the nature and extent of, restrictions upon disposition of shares acquired pursuant to grants hereunder, (c) specifying the circumstances under which all or part of any shares acquired pursuant to grants hereunder may be required to be forfeited and surrendered to the Company and the consideration, if any, to be paid by the Company for any such shares forfeited and surrendered, and (d) specifying the extent and times of lapse of such restrictions or risks of forfeiture. In addition, the Board shall have full and final authority to determine and fix the other terms and conditions of each particular grant and to authorize and cause to be effected the issuance or transfer of shares pursuant to grants made under the Plan. Any shares so issued or transferred pursuant to grants made under the Plan shall, upon such issuance or transfer, be duly issued, validly outstanding, fully paid, and non-assessable.

19. WITHHOLDING TAX. Under circumstances in which the Company is required to withhold any tax pursuant to the exercise of an Option, or other grant pursuant to this Plan, the Company may require, in its agreement with the participant, or otherwise, that the participant make arrangements satisfactory to the Board to ensure that the amount required to be withheld is made available to the Company for timely payment. If agreeable to the Board, the participant shall be allowed to deliver shares of the Company's Common Stock previously owned by the participant, or shares from the exercise of an Option, for the payment of such withholding tax.

20. SURRENDER, COMBINATION GRANTS. At the Board's sole discretion, a participant may be given an election to surrender an Option, Restricted Stock Grant, SAR, or other grant, in exchange for a new grant. Grants may be made under the Plan singly, in combination, or in tandem, however tandem grants will not be permitted for Incentive Stock Options, except with SARs.

21. ANNULMENT OF GRANT. In the event that a participant shall be terminated for cause, or be found to be in competition with the Company, either finding to be within the sole discretion of the Board, then any grant pursuant to this Plan may be annulled by the Board.

22. INTERPRETATION. The Board shall interpret this Plan and shall prescribe such rules in connection with the operation of this Plan as it determines to be advisable for the administration of this Plan. The Board may rescind and amend its rules.





                                    Page - 4

23. AMENDMENT OR DISCONTINUANCE. This Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would cause the Plan to no longer be in compliance with rule 16b-3 of the Securities Exchange Act of 1934 or its successor rule or regulation, must be approved by the stockholders of the Company.

24. EFFECT OF PLAN. Neither the adoption of this Plan nor any action of the Board shall be deemed to give any officer or employee any right to be granted an Option to purchase Common Stock of the Company, or any other rights, except as may be evidenced by a stock option agreement, or other agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent, and on the terms and conditions, expressly set forth therein.

25. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on March 6, 1999. The Board may not grant Options or make other grants under this Plan after that date, but Options granted or other grants made before that date will continue to be effective in accordance with their terms.








                                    Page - 5

PRELIMINARY COPY --

    P
    R
    O
    X
    Y

            WASTE RECOVERY, INC.


            The undersigned hereby (1) acknowledges receipt of the Notice dated July 21, 1995, of the Annual Meeting of Shareholders of Waste Recovery, Inc. (the

            "Corporation") to be held on Monday, August 14, 1995, at 10:00 a.m., Dallas, Texas time, in the offices of the Corporati on at 309 South Pearl Expressway, Dallas,

            Texas, and the Proxy Statement also dated July 21, 1995, in connection therewith (herein called the "Proxy Statement"), and (2) constitutes and appoints Robert

            L. Thelen and Thomas L. Earnshaw, and each of them, as his or her attorneys and proxies, with full power of substitution and revocation to each, for and in the

            name, place and stead of the undersigned, to vote and act as designated below with respect to all of the shares of Commo
n Stock of the Corporation standing in

            the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at said meeting and a ny adjournment(s) thereof.

            1. ELECTION OF DIRECTORS

            FOR all nominees listed below                    WITHHOLD AUTHORITY

            (except as marked to the contrary below) / /           to vote for all nominees listed below / /

            ROGER W. COPE      ALLAN SHIVERS, JR.

    P

    R       (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

    O        -------------------------------------------------------------------------------------------

    X

    Y       2. PROPOSAL TO INCREASE SHARES AND LIMIT GRANTS UNDER THE 1989 STOCK PLAN FOR EMPLOYEES as set forth in Proxy Statement.

            / / FOR      / / AGAINST      / / ABSTAIN

            3. PROPOSAL TO APPROVE THE SELECTION OF INDEPENDENT ACCOUNTANTS for 1995 as set forth in the Proxy Statement.

            / / FOR      / / AGAINST      / / ABSTAIN

            4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meet ing.

            YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)
    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR PROPOSALS 1, 2 AND 3.

  Dated:                          , 1995       ----------------------------------

                                               ----------------------------------
                                               PLEASE SIGN HERE
                                               Please date this proxy and sign your
                                               name exactly as it appears hereon.
                                               Where there is more than one owner,
                                               each should sign. When signing as an
                                               agent, attorney, administrator,
                                               executor, guardian, or trustee,
                                               please add your title as such. If
                                               executed by a corporation, the proxy
                                               should be signed by a duly
                                               authorized officer who should
                                               indicate his title. Please date,
                                               sign, and mail this proxy card in
                                               the enclosed envelope. No postage is
                                               required if mailed in the United
                                               States.
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